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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 16, 1997


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


        UNITED STATES                333-39199               36-1414142
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)


        ONE LINCOLN CENTRE
     OAKBROOK TERRACE, ILLINOIS                                 60181
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       (Address of Principal                                  (Zip Code)
         Executive Offices)


       Registrant's telephone number, including area code (630) 916-4000
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Item 5. OTHER EVENTS.

               The financial statements of Financial Guaranty Insurance
         Company ("FGIC") as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, is attached hereto as Exhibit 23.1.

               The audited financial statements of FGIC as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 1997 are attached hereto as Exhibit 99.2.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

                       Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                       Not Applicable.

         (c)      EXHIBITS

                  Item 601(a) of
                  Regulation S-K

EXHIBIT NO.       EXHIBIT NO.       DESCRIPTION
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23.1              23                Consent of KPMG Peat Marwick LLP

99.1              99                Audited financial statements of FGIC as of
                                    December 31, 1996 and 1995, and for each of the years in the three-year period ended
                                    December 31, 1996

99.2              99                Unaudited financial statements of FGIC as of
                                    September 30, 1997

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                                       -3-

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUPERIOR BANK FSB


                                         By:  /s/ WILLIAM C. BRACKEN
                                            ---------------------------------
                                            Name:  William C. Bracken
                                            Title: Senior Vice President
                                                   and Chief Financial Officer


Dated: December 16, 1997


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                                       -4-

                                  EXHIBIT INDEX

EXHIBIT  DESCRIPTION
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23.1     Consent of KPMG Peat Marwick LLP

99.1 Audited financial statements of FGIC as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996

99.2     Unaudited financial statements of FGIC as of September 30, 1997